Allstate Assurance Company
Allstate Assurance Company Variable Life Separate Account

Supplement, dated August 21, 2017 to
the Allstate FutureVestSM Variable Adjustable Life Prospectus

This supplement amends the above referenced prospectus offered by Allstate Assurance Company.

The following fund change:

Alger Large Cap Growth Portfolio - Class I-2 is not available with this product.

Please keep this supplement for future reference together with your prospectus.